UNITED STATES

                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d)

                 OF THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported):
                            January 14, 2010

                      EMPIRE PETROLEUM CORPORATION


        (Exact name of registrant as specified in its charter)


        Delaware                     0-20193              73-1238709
(State or other jurisdiction  (Commission File Number) (IRS Employer
of Incorporation)                                      Identification No.)

8801 S. Yale, Suite 120                      74137-3575
(Address of principal executive office)      (Zip Code)


Registrant's telephone number, including area code  (918-488-8068)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 Unregistered Sales of Equity Securities.

Between December 23, 2009 and January 14, 2010, Empire Petroleum Corporation (the "Company") received subscriptions from eight accredited investors for 4,428,571 shares of its common stock, par value $0.001 per share. The aggregate offering price for such shares was $310,000. The material terms and conditions applicable to the purchase and sale of the securities are set forth in the form of the securities purchase agreement included as an exhibit to the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2009 (filed with the United States Securities and Exchange Commission (the "SEC") on November 16, 2009).

This report does not constitute an offer to sell or the solicitation of an offer to buy any of the shares of common stock, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

The offers and sales related to the shares described above were not registered under the Securities Act of 1933, as amended, in reliance upon the exemption from the registration requirements of that act provided by
Section 4(2) thereof and Regulation D promulgated by the SEC thereunder.
Each of the investors in the private placement is a sophisticated accredited investor with the experience and expertise to evaluate the merits and risks of an investment in the Company's stock and the financial means to bear the risks of such an investment. In addition, each investor was provided access to all of the material information regarding the Company that such investor would have received if the offer and sale of the securities had been registered.

ITEM 9.01  Financial Statements and Exhibits.

         (d)  Exhibits

              10.1 Form of securities purchase agreement entered into between the Company and certain accredited investors in connection with the Company's 2009 private placement (incorporated herein by reference to Exhibit 10.1 of the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2009, which was filed on November 16, 2009).


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2010

Empire Petroleum Corporation

BY: /s/Albert E. Whitehead

President and Chief Executive Officer